Exhibit 10.83

FIRST AMENDMENT TO

EQUITY LINE OF CREDIT AGREEMENT

This FIRST AMENDMENT TO EQUITY LINE OF CREDIT AGREEMENT (this “Amendment”) is made and entered into as of the 30th of March 2006 by and between Hopkins Capital Group II, LLC (the “Investor”) and BioDelivery Sciences International, Inc. (the “Company”).

WHEREAS, the Investor and the Company are parties to that certain Equity Line of Credit Agreement (the “Agreement”), dated as of September 3, 2004 and effective for all purposes as of August 23, 2004; and

WHEREAS, in accordance with Section 8.1 of the Agreement, the Investor and the Company desire to amend the Agreement as provided for herein.

NOW, THEREFORE, in accordance with the terms and provisions of the Agreement, and intending legally to be bound, the Members hereby amend the Agreement as follows:

1. Defined Terms. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

2. Extension of Commitment Period. The Investor and the Company hereby amend the Agreement to extend the Commitment Period by deleting the defined term “Commitment Period” appearing in the Agreement in its entirety and replacing it with the following:

“Commitment Period” shall mean the period commencing on the Effective Date and expiring on the earliest to occur of: (i) the date on which the Investor shall have made payment of Advances pursuant to this Agreement in the aggregate amount of Four Million Dollars ($4,000,000) and (ii) December 31, 2006.

3. No Other Change. The Investor and the Company agree that except as modified by this Amendment, the Agreement remains unchanged and unmodified in all respects and in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered on their behalf as of the date first above written.

INVESTOR:

HOPKINS CAPITAL GROUP II, LLC

By:	/s/ Francis E. O’Donnell, Jr.
Name:	Francis E. O’Donnell, Jr.
Title:	Manager

COMPANY:

BIODELIVERY SCIENCES INTERNATIONAL, INC.

By:	/s/ Mark A. Sirgo
Name:	Mark A. Sirgo
Title:	President and Chief Executive Officer

2